                                                                    EXHIBIT 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2)   [ ]


                               -----------------


                              THE BANK OF NEW YORK
               (Exact name of trustee as specific in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)


                               -----------------


                        China Mobile (Hong Kong) Limited
               (Exact name of obligor as specific in its charter)

Hong Kong, China                                        Not Applicable
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

60th Floor, The Center
99 Queen's Road Central
Hong Kong, China
(Address of principal executive offices)                (Zip code)


                               -----------------


                      US$ ___% convertible notes due 2005
                      (Title of the indenture securities)


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1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                Name                                           Address
                ----                                           -------
         Superintendent of Banks of the State of      2 Rector Street, New York, N.Y.
         New York                                     10006, and Albany, N.Y. 12203

         Federal Reserve Bank of New York             33 Liberty Plaza, New York, N.Y.
                                                      10045

         Federal Deposit Insurance Corporation        Washington, D.C. 20429

         New York Clearing House Association          New York, New York 10005

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 19th day of September, 2000.


                                   THE BANK OF NEW YORK


                                   By:/s/ STEPHEN J. GIURLANDO
                                      ---------------------------------
                                      Name:  STEPHEN J. GIURLANDO
                                      Title: VICE PRESIDENT

                                                                       EXHIBIT 7

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK
                     of One Wall Street, New York, NY 10286

                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                                     Dollar Amounts
                                                                                                                     --------------
                                                                                                                      In Thousands
ASSETS
Cash and balances due from depository institutions
   Noninterest-bearing balances and currency and coin...............................                                 $ 3,247,570
   Interest-bearing balances........................................................                                   6,207,543
Securities
   Held-to-maturity securities......................................................                                     827,248
   Available-for-sale securities....................................................                                   5,092,464
Federal funds sold and Securities purchased under agreements to resell..............                                   5,306,926
Loans and lease financing receivables
   Loans and leases, net of unearned income.........................................       37,734,000
   LESS Allowance for loan and lease losses.........................................          575,224
   LESS Allocated transfer and reserve..............................................           13,278
   Loans and leases, net of unearned income allowance risk reserve..................                                  37,146,408
Trading Assets......................................................................                                   8,573,870
Premises and fixed assets (including capitalized leases)............................                                     733,214
Other real estate owned.............................................................                                      10,962
Investments in unconsolidated subsidiaries and associated companies.................                                     215,006
Customers liability to this bank on acceptances outstanding.........................                                     682,590
Intangible assets...................................................................                                   1,219,736
Other assets........................................................................                                   2,542,157
                                                                                                                     -----------
Total assets........................................................................                                 $71,794,790
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LIABILITIES
Deposits
   In domestic offices..............................................................                                 $27,551,017
   Noninterest-bearing..............................................................       11,354,172
   Interest-bearing.................................................................       16,196,845
   In foreign offices, Eage and Agreement subsidiaries and IBFs                                                       27,050,004
   Noninterest-bearing..............................................................          639,410
   Interest-bearing.................................................................       27,310,594
Federal funds purchased and Securities sold under agreements to repurchase..........                                   1,349,708
Demand notes issued to the U S Treasury.............................................                                     300,000
Trading liabilities.................................................................                                   2,339,554
Other borrowed money
   With remaining maturity of one year or less......................................                                     638,106
   With remaining maturity of more than one year through three years................                                         449
   With remaining maturity of more than three years.................................                                      31,080
Bank's liability on acceptance executed and outstanding.............................                                     684,185
Subordinated notes and debentures...................................................                                   1,552,000
Other liabilities...................................................................                                   3,704,252
                                                                                                                     -----------
Total liabilities...................................................................                                  66,100,355
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EQUITY CAPITAL
Common stock........................................................................                                   1,136,284
Surplus.............................................................................                                     866,947
Undivided profits and capital reserves..............................................                                   3,765,900
Net unrealized holding gains (losses) on available-for-sale securities..............                                     (44,599)
Cumulative foreign currency translation adjustments.................................                                     (29,097)
                                                                                                                     -----------
Total equity capital................................................................                                   5,684,435
                                                                                                                     -----------
Total liabilities and equity capital................................................                                 $71,794,790
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         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                              Thomas J. Mastro


         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

         Thomas A. Reny    )
         Alan R. Griffith  ) Directors
         Gerald L. Hassell )